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                           SCHEDULE 14A INFORMATION

                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                              (Amendment No. ___)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              PECO ENERGY COMPANY

                (Name of Registrant as Specified in its Charter)

      (Name of Person Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total Fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:
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               Set forth below is the text of articles that appear in
     newsletters distributed to employees of PECO Energy Company and Unicom Corporation.

               The following communications contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are naturally subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements herein include statements about future financial and operating results and the proposed merger involving PECO Energy Company and Unicom Corporation. The following factors, among others, could cause actual results to differ materially from those described herein: inability to obtain, or meet conditions imposed for, governmental approvals for the merger; failure of the PECO Energy Company or Unicom Corporation stockholders to approve the merger; the risk that the PECO Energy Company and Unicom Corporation businesses will not be integrated successfully; and other economic, business, competitive and/or regulatory factors affecting PECO Energy Company's and Unicom's businesses generally. More detailed information about those factors is set forth in the joint proxy statement/prospectus regarding the proposed merger. Neither PECO Energy Company nor Unicom Corporation is under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

                          * * * * * * * * * * * * * *

               Investors and security holders are urged to read the joint proxy statement/prospectus regarding the business combination transaction referenced in the foregoing information because it contains important information. The joint proxy statement/prospectus has been filed with the Securities and Exchange Commission by Exelon Corporation. The joint proxy statement/prospectus was declared effective by the Commission on May 15, 2000. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus and other documents filed by PECO Energy Company and Unicom Corporation with the Commission at the Commission's web site at www.sec.gov. The joint proxy statement/prospectus and these other documents may also be obtained for free from PECO Energy Company or from Unicom Corporation.
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     Date Set for Annual Shareholders' Meetings

     Peco Energy's annual meeting of shareholders will be held on Tuesday, June 27 at the Loews Philadelphia Hotel on Market St. Unicom will hold its annual meeting of shareholders on June 28 at the Hyatt Regency Hotel in Chicago.

     The way was cleared on Tuesday, May 16 to formally move ahead with the annual meetings when the Securities and Exchange Commission (SEC) declared the registration statement containing the joint proxy/prospectus effective.

     The proxy is currently being printed. Mailing to the shareholders is scheduled to begin on May 18.

     Employee shareholders:

                          Vote "YES" to create Exelon

     On May 16, 2000 the Securities and Exchange Commission (SEC) completed its review of Unicom's and PECO Energy's joint proxy materials. Both companies have begun mailing the proxy materials and annual reports to their respective shareholders, and set firm dates for their annual shareholders meetings.

     Exelon cannot be created without shareholder approval. For the merger to be approved, Unicom needs a "YES" vote from two-thirds of all outstanding shares. This means that if you are a Unicom shareholder and you do not vote, your failure to vote will count as a "NO" vote. For PECO Energy, a majority of votes cast must vote in favor of the merger - a less stringent requirement, but equally important.

     The proxy mailing starts the process of "getting out the vote" and every vote counts. Both companies are taking significant steps, including meetings, mailings and phone calls, to encourage shareholders to vote "YES," and to provide them with the information they need to make an informed decision about the merger.

     Gaining approval from employee shareholders is equally important. Many employees own stock, either through employee stock purchase plans or investment portfolios. During the May 9 interactive broadcast, Unicom Chairman John Rowe underscored the importance of the employee vote when he said, "I certainly hope that we will get a large, positive turnout from our employees because I deeply believe that making this merger
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     work is the best chance we will ever have to be one of the leaders in the energy business in the next decade."

     Why should employee shareholders vote "YES"?

     Whether you own 100 or 1,000 shares, your vote is essential to the future of PECO Energy and Unicom. By voting "YES" you will help create Exelon - a company capable of delivering value to its shareholders and providing opportunities to its employees. Once formed, Exelon will be well positioned for earnings growth, competitive success and industry leadership. With your vote, we can become a premier national energy company.

     [graphic: a campaign button labeled "Vote Yes! Unicom-PECO Energy Merger-- Your Vote Counts--Help Create Exelon"]

     What will shareholders receive once the merger is approved?

     PECO Energy shareholders will receive one share of Exelon common stock for each share of PECO Energy common stock they hold. Unicom shareholders will receive 0.875 shares of Exelon common stock and $3.00 in cash for each share of Unicom common stock they hold. Why the difference? Because PECO Energy's stock price has been consistently higher than Unicom's, both before the merger agreement was signed in September 1999 and when the companies revisited and restructured the agreement in January 2000. The conversion ratios fairly reflect the difference in the companies' respective stock prices, and were designed to preserve the pre-merger value of each company's shares.

     How can you vote?

     You can vote by mail, by phone, through the Internet or in person at your company's annual meeting. Simply follow the instructions found on your proxy card or voting instruction form. Remember, a mailed proxy card is only valid if it is dated and signed by you.

     If you have questions about the merger, or if you need additional copies of the proxy statement or your proxy card, please contact our proxy solicitor Morrow & Co., Inc. at 1-800-566-9061.

     Investors and security holders are urged to read the joint proxy statement/prospectus regarding the business combination transaction referenced in the foregoing information because it contains important information. The joint proxy statement/prospectus has been
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     filed with the Securities and Exchange Commission by PECO Energy Company
     and Unicom Corporation. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus and other documents filed by PECO Energy Company and Unicom Corporation with the Commission at the Commission's web site at www.sec.gov. The joint proxy statement/prospectus and these other documents may also be obtained for free from PECO Energy Company or from Unicom Corporation.